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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549

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                                    FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report                                                    March 8, 1995
(Date of earliest event reported):



                             Hecla Mining Company

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            (Exact name of registrant as specified in its charter)



                                   Delaware

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                (State or other jurisdiction of incorporation)



             1-8491                                 82-0126240

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     (Commission File Number)          (IRS Employer Identification No.)



      6500 Mineral Drive
      Coeur d'Alene, Idaho                           83814-8788

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     (Address of principal executive offices)       (Zip Code)



                                (208) 769-4100

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                       (Registrant's Telephone Number)
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Item 5.          Other Events

                 On March 8, 1995, a court order was issued which is attached hereto as Exhibit A and incorporated herein by this reference, entitled Order Dissolving Preliminary Injunction in the United States District Court for the District of Idaho, Civil Case No. 94-0159-S-DAE, dated March 8, 1995.

Item 7.          Financial Statements, Proforma Financial Information and
                 Exhibits

                 Exhibit A - Order Dissolving Preliminary Injunction


                                  SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        HECLA MINING COMPANY


                                        By  /s/ Michael B. White
                                            -------------------------------
                                            Name:  Michael B. White
                                            Title: Vice President - General
                                                      Counsel and Secretary



Dated:  March 27, 1995
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                                EXHIBIT INDEX


             Exhibit A - Order Dissolving Preliminary Injunction